UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2008

TIDELANDS OIL & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-29613	66-0549380
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

1862 West Bitters Rd. San Antonio, TX	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (210) 764 - 8642

Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  Entry into a Material Definitive Agreement

On March 25, 2008, Reef Ventures, L.P.  (“Reef Ventures”), a subsidiary of Tidelands Oil & Gas Corporation (the “Company”), entered into and consummated a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with West Texas Gas, Inc. (“WTG”) for the sale of all of the issued and outstanding membership interests of Reef International, L.L.C. (“Reef International”) and Reef Marketing, L.L.C. (“Reef Marketing”, and collectively with Reef Ventures and Reef International, the “Reef Entities”), both of which were wholly-owned subsidiaries of Reef Ventures, and all the assets of the Reef Entities, which consist of assets related to the “River Crossing Project”, the “Carrizo Springs Pipeline System”, the “Peña Creek Gathering System” and the “Chittim Gas Plant” and are generally described as follows (the membership interests and the assets are collectively referred to as the “Assets”):

•
The River Crossing Project consists (a) 8.3 miles of 12” natural gas pipeline, 4.25 miles of 6” steel pipeline, and related meter stations and facilities located in Maverick County, Texas; (b) interests in real property, including easements, rights-of-way, surface leases; and (c) permits.

•
The Carrizo Springs Pipeline System consists of (a) approximately 16.6 miles of 8” pipeline, 17.0 miles of 6” pipeline, 10.1 miles of 4” pipeline, and 7.6 miles of 3” pipeline, and related facilities, located in Dimmit and Zavala Counties, Texas; (b) interests in real property, including easements, rights-of-way surface leases; and (c) permits.

•
The Peña Creek Gathering System is located in Maverick, Dimmit and Zavala Counties, Texas, and consists of: (a) approximately 13.6 miles of 4” pipeline beginning at the Chittim Gas Plant in Maverick County, Texas and ending in Dimmit County, Texas; and related facilities; (b) interests in real property, including easements and rights-of-way; and (c) permits.

•	The Chittim Gas Plant is located in Maverick County, Texas, and consists of: (a) a natural gas processing plant; (b) interests in real property, including a surface lease; and (c) permits.

The total purchase price for the Assets, after adjustments required by the Purchase and Sale Agreement, was $2,484,265 (the “Purchase Price”).

“The Company caused Reef Ventures to deliver $2,436,825 of the Purchase Price to Impact International, L.L.C. (“Impact”) on behalf of the Company, as partial repayment of the outstanding principal and interest of a promissory note made by the Company to Impact dated May 25, 2004, in the original principal amount of $6,523,773.30 (the “Note”).  The Company repaid the remainder of the outstanding principal and interest on the Note by issuing 39,890,180 shares (the “New Shares”) of the Company’s common stock to Impact upon the closing of the transactions contemplated by the Purchase and Sale Agreement.  The remaining $47,440 of the Purchase Price received by Reef Ventures was used to pay legal fees associated with the transaction and for working capital purposes.

Concurrent with the issuance of the New Shares to Impact, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Impact with respect to the New Shares, the 8,812,980 shares of the Company’s common stock owned by Impact prior to the issuance of the Shares (the “Prior Shares”, and collectively with the New Shares, the “Shares”), and any other securities issued or issuable at any time or from time to time in respect of the Shares upon a stock split, stock dividend, recapitalization or other similar event involving the Company.  The Registration Rights Agreement gives Impact the right to “piggyback” on a public offering of the Company’s securities (i) except any registration statement registering the Company’s common stock on Form S-4 or S-8 and (ii) excluding any Shares that are not eligible to be resold pursuant to the registration statement filed by the Company.

The additional disclosure set forth below under Item 1.02 is hereby incorporated by reference herein.

ITEM 1.02  Termination of a Material Definitive Agreement

Concurrent with the transaction reported in Item 1.01 above, Impact and Ramiiilaj, a Limited Partnership (“Ramiiilaj”), an affiliate of Impact which may have become vested with the rights of Impact under the Note and the other 2004 Transaction Documents (as defined below), entered into a General Release (the “General Release”) with the Company, Reef Ventures, and Arrecefe Management, LLC, a wholly-owned subsidiary of the Company and the general partner of Reef Ventures (“Arrecefe”), in which Impact and Ramiiilaj agreed to terminate all obligations and liabilities, if any, of the Company, Arrecefe and Reef Ventures and their affiliates and representatives under the Note; the Purchase and Sale Agreement dated May 25, 2004, by and among Impact, the Company, Arrecefe and Coahuila Pipeline, LLC, an affiliate of Impact (the “May 25th PSA”); the Guaranty dated May 25, 2004, made by Reef Ventures in favor of Impact; the Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment between Reef Ventures and Impact dated May 25, 2004 (the “Deed of Trust”); the Pledge Agreement between Reef Ventures and Impact dated May 25, 2004 (the “Pledge Agreement”); the Stock Purchase Warrant between the Company and Impact dated April 16, 2003, as amended by the First Amendment to Stock Purchase Warrant between Tidelands and Impact, dated May 25, 2004 (the “Stock Purchase Warrant”); the Registration Rights Agreement between the Company and Impact dated April 16, 2003, as amended by the First Amendment to Registration Rights Agreement, dated May 25, 2004 (the “Registration Rights Agreement”); and all other agreements, documents and instruments executed or delivered by any of the Company, Arrecefe and Reef Ventures or their affiliates or representatives in connection therewith (the “Related Documents”, and collectively with the Note, the May 25th PSA, the Deed of Trust, the Pledge Agreement, the Stock Purchase Warrant and the Registration Rights Agreement, the “2004 Transaction Documents”).  Impact, Ramiiilaj, the Company, Arrecefe and Reef Ventures also agreed in the General Release to release and forever discharge each other and their affiliates and representatives from all actions, causes of action, obligations, costs, expenses, controversies and damages of any kind, including but not limited to those related to the 2004 Transaction Documents, but excluding any waiver of rights related to the enforcement of the General Release.

Concurrent with the execution and delivery of the Purchase and Sale Agreement, Impact and Ramiiilaj executed and delivered to Reef Ventures a Release of Lien (the “Release of Lien”) pursuant to which Impact and Ramiiilaj released and discharged all liens on the assets and properties of Reef Ventures created under the Deed of Trust to secure the repayment of the Note, and the Company and WTG entered into a Non-Competition Agreement (the “Non-Competition Agreement”) pursuant to which the Company agreed not to engage in any activity in competition with the business of WTG in a fifty mile radius of Piedras Negras, Coahuila, Mexico for a period of five years commencing on March 25, 2008.

The foregoing summary of the terms of the Purchase and Sale Agreement, the Registration Rights Agreement, the General Release, the Release of Lien and the Non-Competition Agreement is qualified in its entirety by reference to the full and complete terms of such agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

ITEM 9.01    Financial Statements and Exhibits

The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT
10.1	Purchase and Sale Agreement
10.2	Registration Rights Agreement
10.3	General Release
10.4	Release of Lien
10.5	Non-Competition Agreement

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

TIDELANDS OIL & GAS CORPORATION

By: /s/ James B. Smith
James B. Smith, President & Chief Executive Officer

DATE:  April 4, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase and Sale Agreement
10.2	Registration Rights Agreement
10.3	General Release
10.4	Release of Lien
10.5	Non-Competition Agreement